                         HI-SHEAR TECHNOLOGY CORPORATION
                              24225 Garnier Street
                         Torrance, California 90505-5355


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 17, 2005

         The Annual Meeting of Stockholders of HI-SHEAR TECHNOLOGY CORPORATION will be held on November 17, 2005 at 10:00 a.m., at the Company's facility, 24225 Garnier Street, Torrance, California, to consider and act upon the following matters:

         1.       The election of directors; and
         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on September 23, 2005, are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.

                                             By Order of the Board of Directors,

                                             /s/ Linda A. Nespole

                                             Linda A. Nespole
                                             Corporate Secretary

Torrance, California
September 23, 2005


================================================================================
                                    IMPORTANT

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

================================================================================

                         HI-SHEAR TECHNOLOGY CORPORATION
                              24225 GARNIER STREET
                         TORRANCE, CALIFORNIA 90505-5355


                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 17, 2005

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors of Hi-Shear Technology Corporation ("Hi-Shear" or the "Company"), a Delaware corporation, to be used in voting at the Annual Meeting of Stockholders and at any adjournment of such meeting (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., local time, November 17, 2005 at the Company's facility, 24225 Garnier Street, Torrance, California. The Annual Meeting is being held for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are provided to stockholders beginning on or about October 10, 2005.

                       RECORD DATE AND OUTSTANDING SHARES

         The record date for determining stockholders entitled to vote at the Annual Meeting is the close of business on September 23, 2005 (the "Record Date"), at which time the Company had issued and outstanding approximately 6,701,000 shares of $.001 par value common stock (the "Common Stock"). Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented.

                         QUORUM AND VOTING REQUIREMENTS

         The presence at the Annual Meeting of Stockholders, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Each share of Common Stock held of record on the Record Date is entitled to one vote on each matter to be considered at the Annual Meeting, except that stockholders may cumulate their votes for the election of directors. In order to cumulate votes for a nominee, (i) the nominee's name must have been properly placed in nomination prior to the voting; and (ii) a stockholder must have given notice at the Annual Meeting, prior to the voting, of such stockholder's intention to cumulate votes. If any one stockholder gives such notice, all stockholders may cumulate their votes. Under cumulative voting, each shareholder may cast a total number of votes equal to the number of directors to be elected at the Annual Meeting (i.e., four) multiplied by the number of shares owned by the stockholder as of the record date. This total number of votes may be cast in any manner the stockholder chooses: the votes may be cast for one nominee, divided among two or more of the nominees or divided equally among the four nominees. The election of directors requires the affirmative vote of holders representing a majority of the outstanding shares of Common Stock present in person or by proxy at a meeting at which a quorum is present.

         Shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this Proxy Statement as directors. If there is cumulative voting, unless otherwise specifically instructed, the proxy holders intend to distribute the total number of votes represented by each proxy among the director nominees in their discretion in such proportion as they deem appropriate. Representatives of the Company's transfer agent will assist the Company in the tabulation of the votes. Abstentions and broker non-votes are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Abstentions will have the same legal effect as a vote "against" election of the directors. With respect to any proposal that a broker has discretion to act upon in the absence of voting instructions from the beneficial owner, the broker may vote such shares absent specific voting instructions. Therefore, with respect to the election of directors, with respect to which brokers have the discretionary power to vote, brokers may vote such shares absent specific voting directions from the beneficial owners of such shares.

         The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked. A proxy may also be revoked by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.

                               DISSENTERS' RIGHTS

         Under Delaware law, stockholders are not entitled to any dissenters' rights with respect to the election of directors.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Common Stock as of September 23, 2005, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each director, including the nominees for director, and each named executive officer, and (iii) all executive officers and directors as a group:


                                                                                        Percentage of
                                                       Shares of Common Stock            Outstanding
                                                         Beneficially Owned            Common Stock (2)
                                                         ------------------            ----------------
George W. Trahan (1) ...................                       2,671,000                      39.9
Thomas R. Mooney (1) ...................                       2,254,575                      33.6
David W. Einsel (1) ....................                          27,000  (3)                  *
Jack Bunis (1) .........................                          30,000  (3)                  *
All executive officers and directors
      as a group (4 persons) ...........                       4,982,575                      74.4

________________
*Less than 1% of the outstanding shares of Common Stock

     (1) The address for each of the named persons is c/o Hi-Shear Technology Corporation, 24225 Garnier Street, Torrance, CA 90505-5355. The named persons possess sole voting and investment power with respect to the shares listed (except to the extent authority is shared with spouses under applicable law).
     (2) Based on approximately 6,701,000 shares of Common Stock outstanding as of the date of this Proxy Statement.
     (3) The entire amount represents common stock options presently exercisable.

                              ELECTION OF DIRECTORS

DIRECTORS

         The Bylaws of the Company authorize the Board of Directors to fix the number of directors up to a maximum of seven (7) directors. The Board of Directors has currently fixed the number of directors at four (4), all of who will be elected at the Annual Meeting of Stockholders. Shares of Common Stock cannot be voted for more than four (4) directors and each director will be elected at the Annual Meeting to hold office until the next Annual Meeting until their respective successors have been duly elected and qualified.

         All of the four (4) nominees for election to the Board of Directors are members of the current Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to continue to serve as a director if elected. However, should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the Board of Directors may recommend and nominate another person in the place and instead of such person. The Board of Directors has no reason to believe that any substitute nominee will be required. Unless otherwise directed, the persons named in the accompanying proxy will vote the shares represented only for the election as directors of the four (4) nominees named below.


           NAME AND AGE                                 PRESENT OCCUPATION AND OTHER INFORMATION
           ------------                                 ----------------------------------------
George W. Trahan .............      President, Chief Executive Officer and Co-chairman of the Board of the Company.
Age 57                                  In April 2000 the Board of Directors appointed Mr. Trahan Chief Executive
                                        Officer and Co-chairman. Mr. Trahan joined the Company as Vice President in July
                                        1990 and was elected Executive Vice President from 1993 until his election as
                                        President in June 1998. Mr. Trahan has served as a Director of the Company since
                                        1993. Before joining the Company, he served as Vice President of Cherry Textron, a leading supplier of fasteners to the commercial aerospace and automobile market from 1985 to 1990. From 1978 to 1985, Mr. Trahan served as Group
                                        Controller at the corporate headquarters of Textron Inc. advising management regarding strategic planning, capital investment and acquisitions. Prior to that, he served as Manager of Corporate Audit for Textron's international operations and also served as an engineer at Texas Instruments Incorporated. Mr.
                                        Trahan received his Bachelor of Science in Industrial Engineering from Clarkson
                                        University and attended the Harvard Advanced Management Program.

Thomas R. Mooney .............      Co-chairman of the Board of the Company. Mr. Mooney retired from active
Age 68                                  employment and as Chief Executive Officer in February 2000. Mr. Mooney served as
                                        Chief Executive Officer and Chairman of the Board from June 1994 until February
                                        2000. Mr. Mooney served as President of the Company from March 1988 until June
                                        1998. Mr. Mooney served as Vice President of Programs at Quantic Industries, a
                                        component supplier and subsystems manufacturer in the ordnance and electronics business, from 1982 to 1988. After retiring from the U.S. Army as a Lieutenant
                                        Colonel in 1979, Mr. Mooney served as a Program Manager for Thiokol Corporation.
                                        He is a graduate of the U.S. Military Academy and holds a Masters of Science in
                                        Physics from Penn State University and a Masters of Business Administration from
                                        Old Dominion University.


           NAME AND AGE                                 PRESENT OCCUPATION AND OTHER INFORMATION
           ------------                                 ----------------------------------------

David W. Einsel ..............      Director. Mr. Einsel became a Director in March 1994. He served in the U.S. Army
Age 76                                  from 1950 to 1989, retiring with the rank of Major General. As a general officer, Mr. Einsel served as the Deputy Commander, Army Research and
                                        Development Command, Deputy and Assistant Secretary Defense for Atomic Energy
                                        and served on the President's Task Force for Reorganization of Nuclear Weapons
                                        Employment. After retiring from the Army in 1989, he served as a National
                                        Intelligence Expert at large to the Director of the Central Intelligence Agency.
                                        Mr. Einsel was elected to the U.S. Army Chemical Corps Hall of Fame.

Jack Bunis ...................      Director. Mr. Bunis became a Director in September 1996. He is currently the
Age 70                                  Founder and Principal of a management consulting firm, Bunis & Associates. Mr.
                                        Bunis was the Chairman, President, and Chief Executive Officer of Cair Systems,
                                        Inc., an Orange County, California based provider of information and automation services to the insurance and health care industries from 1988 to 1995.
                                        Previously, Mr. Bunis held the position of Senior Vice President and Chief
                                        Operating Officer at Mitchellmatix, a division of Cordura Corporation.

         The Board of Directors meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors met three (3) times and acted by unanimous written consent two (2) times during the 2005 fiscal year. During such period, all members of the Board participated in at least 75% of all Board and applicable committee meetings.

         Out-of-state Board Members are not required to attend the Company annual Stockholders Meeting. In 2004, all members of the Board of Directors, except Mr. Einsel, were present at the annual Stockholders Meeting.

         Any shareholder can communicate with the Board of Directors by means of U.S. mail or e-mail to investor@hstc.com. All correspondence via U.S. mail shall be mailed to the Company address of record and to the attention of the Corporate Secretary. The Corporate Secretary is authorized to receive communications from shareholders sending correspondence to either the entire Board of Directors or an individual Director. The Corporate Secretary will forward correspondence to individual Directors either by U.S. mail or e-mail and may respond to the correspondence at the discretion of the Board or individual Director.

         The Company presently has a Code of Conduct & Business Ethics Policy and a Code of Ethics for its principal executive officer, principal financial officer, principal accounting officer, or controller and persons performing similar functions. The Code of Ethics is published on the Company's website, www.hstc.com, under Investor Information, Other Matters.

         The Company is not aware of any arrangements that may result in a change of control.

            THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established audit, executive, compensation, stock options and nominating committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The Audit Committee, the Compensation Committee and the Nominating Committee consist of the Company's two "independent" directors, i.e., Messrs. Bunis and Einsel. The Executive Committee and the Stock Option Committee consists of Messrs. Trahan and Mooney. The functions of those committees, the members and the number of meetings held during the 2005 fiscal year are described below:

         AUDIT COMMITTEE. The Audit Committee approves the engagement of the firm selected to be the independent public accountants for the Company and approves all audit and permissible non-audit services. On June 12, 2000 the Board of Directors adopted a written Audit Committee Charter. The Audit Committee monitors the performance of such firm's reviews, approves the scope of the annual audit and quarterly reviews, and evaluates with the independent public accountants the Company's annual audit and quarterly and annual financial statements. The Audit Committee reviews with management the status of the internal accounting controls to evaluate any problem areas having a potential financial impact on the Company. Any potential problem areas may be brought to its attention by management, the independent public accountants or the Board of Directors and the Audit Committee evaluates all public financial reporting documents of the Company. Messrs. Bunis and Einsel comprise the Audit Committee. They are both "independent", as defined by the American Stock Exchange. The Audit Committee met eleven (11) times during the fiscal year.

         The Board has determined that at least one Audit Committee member, Jack Bunis, is a financial expert and is qualified as a financial expert from other relevant experience. The Director's biography gives a description of such financial experience.

         COMPENSATION COMMITTEE AND NOMINATING COMMITTEE. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the annual compensation of all executive officers, and has delegated the responsibility of deciding upon annual compensation for Company key employees to George W. Trahan, CEO. The Nominating Committee was established to recommend and nominate qualified persons to serve as independent directors of the Company. Messrs. Einsel and Bunis are the members of the Compensation Committee, which met four (4) times during the fiscal year and the members of the Nominating Committee, which did not meet during the fiscal year.

         The Nominating Committee has not adopted a process for identifying and evaluating nominees for outside Directors and has not adopted procedures for the consideration of nominees recommended by security holders. The Nominating Committee does not yet have a charter. The committee is presently formulating such nominating policies and charter. Messrs. Einsel and Bunis are "independent", as independence is defined by the American Stock Exchange.

         EXECUTIVE COMMITTEE. The Executive Committee is empowered to act in lieu of the Board of Directors on any matter except that for which the Board of Directors has specifically reserved authority to itself and except for those matters specifically reserved to the full Board of Directors by law. Messrs. Trahan and Mooney are members of the Executive Committee. The Executive Committee met four (4) times during the fiscal year.

         STOCK OPTIONS COMMITTEE. The Stock Options Committee develops and administers incentive plans, including the Company's 1993 Stock Option Plan. Messrs. Trahan and Mooney are members of the Stock Options Committee, which met once during the fiscal year.

COMPENSATION OF DIRECTORS

         The Company paid director fees of $1,000 for each meeting of the Board of Directors or separate committee meeting attended by each independent director, and reimbursement of costs and expenses of all directors for attending such meetings.

                             AUDIT COMMITTEE REPORT


         The following is the Report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended May 31, 2005.

         The Audit Committee's purpose is to assist the Board of Directors in its oversight of our financial accounting, reporting and controls. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by the listing standards as stipulated. The committee operates under a charter which was formally adopted by the Board of Directors in June 12, 2000.

         The Audit Committee will review and discuss the audited financial statements contained herein with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditors the auditors' independence from management and the Company, including the matters covered by the written disclosures and letter provided by the independent auditors. Based on these discussions and the Audit Committee's review of the financial statements, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005.

         Based on our discussions with management and the independent auditors, we have not been apprised of any misstatements or omissions in the financial statements.

         Management is responsible for the preparation and integrity of the financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's accountants, Raimondo Pettit Group are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee will meet with the independent accountants, with and without management present, to discuss the results and the overall quality of the Company's financial reporting.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants.

         The Audit Committee members do not have vested interests in the Company either through financial, except for non-material stock options, family or other material ties to management which would hamper or influence their ability to evaluate objectively the propriety of management's accounting, internal control and reporting practices.

         The Audit Committee, in its oversight function, has relied on advice and information it received from management and the independent auditors in discussions relative to the Company's financial statements and the Company's Form 10-KSB.

         A Form 8-K was filed with the Securities and Exchange Commission on April 14, 2005, relating to first and second quarter restatement of tax provisions.


Jack Bunis                                        David Einsel
Audit Committee                                   Audit Committee
Member Board of Directors                         Member Board of Directors


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual and long-term cash and non-cash compensation earned and/or paid for services rendered in all capacities to the Company, to those persons who were the Chief Executive Officer of the Company during the fiscal year ended May 31, 2005 and to those executive officers of the Company serving at the end of fiscal year 2005 whose total annual salary and bonus exceeded $100,000 for fiscal year 2005 (the "Named Executive Officers"):

                                                                               Long Term Compensation
                                                                               ----------------------
                                            Annual Compensation                  Awards            Payout
                                            -------------------                  ------            ------
   Name and Principal     Fiscal     Salary        Bonus     Other       Restricted  Options     LTIP           All Other
        Position            Year        ($)       ($)(1)       ($)(3)    Stock       /SARs (#)   Payout ($)    Compensation
                                                                         Award(s)($)                              ($)(2)
------------------------- ---------- ---------- ------------ ----------- ----------- ----------- ----------- -----------------
George W. Trahan,         2005       336,300       74,730      116,570      -0-         -0-         -0-            -0-
  President, Chief        2004       307,500       70,138       48,462      -0-         -0-         -0-            -0-
  Executive Officer,      2003       297,500       67,600       46,923      -0-         -0-         -0-            -0-
  Co-chairman,
Gregory J. Smith,         2005       105,000       11,000       -0-         -0-         -0-         -0-            -0-
  Chief Financial         2004       105,000        4,000       -0-         -0-         -0-         -0-            -0-
  Officer, Vice           2003       105,000       10,000       -0-         -0-         -0-         -0-            -0-
  President Finance
  and Information
  Systems

(1) Bonus payments are made in fiscal years subsequent to fiscal years during which they are earned. Accordingly, the amounts reflected for fiscal years 2005 and 2004 are the amounts paid for bonuses earned in fiscal years 2004 and 2003, respectively.
(2) The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officer, including premiums for health insurance and other personal benefits provided to such individuals in connection with their employment. The value of such benefits cannot be precisely determined; however, the named executive officer did not receive other compensation in excess of the lesser of $50,000 or 10% of such officers' cash compensation.
(3) These amounts represent the total vacation hours earned in addition to annual salary earned during each fiscal year. As of May 31, 2005, total vacation earned by, but unpaid to, Mr. Trahan was $302,959.

         Effective February 28, 2005, the Company renewed a two-year employment agreement with Mr. Trahan, which provides an annual base salary of $400,000. The Agreement also provides that the base salary shall be increased 10% as of February 28, 2006 as well as 12 weeks vacation earned each year. Mr. Trahan is eligible to participate in an incentive bonus program, which includes stock options. The Agreement expires on February 28, 2007.

         Pursuant to a two-year Consulting Agreement with the Company dated February 28, 2005 (the "Consulting Agreement"), Thomas R. Mooney, the Co-chairman of the Board, performs consulting services for the Company, for which he received $182,434 during fiscal year 2005. The Consulting Agreement provides that Mr. Mooney will work on projects assigned to him by the Company and that he will not perform work for other parties with respect to products that are competitive with the Company's products.

                                     EQUITY COMPENSATION PLAN INFORMATION

------------------------------------------- ---------------------------- --------------------- --------------------------
Plan category                               Number of securities to be     Weighted-average      Number of securities
                                              issued upon exercise of     exercise price of     remaining available for
                                               outstanding options,          outstanding         future issuance under
                                                warrants and right        options, warrants       equity compensation
                                                                              and rights           plans (excluding
                                                                                                securities reflected in
                                                                                                      column (a))
                                                        (a)                      (b)                       (c)
------------------------------------------- ---------------------------- --------------------- --------------------------
Equity compensation plans approved by                 151,916                   $3.81                    - 0 -
security holders

1993 Stock Option Plan
------------------------------------------- ---------------------------- --------------------- --------------------------
Equity compensation plans not approved by
security holders

N/A*                                                    N/A                      N/A                      N/A
------------------------------------------- ---------------------------- --------------------- --------------------------
Total                                                 151,916                   $3.81                    - 0 -
------------------------------------------- ---------------------------- --------------------- --------------------------

*Pursuant to the terms of his employment agreement, Mr. Trahan is eligible to participate in an executive bonus pool program established by the Board and administered by the Compensation Committee. Such bonuses may include the grant of stock options.


                             1993 STOCK OPTION PLAN

         Our 1993 nonstatutory stock option plan provided for the grant of nonstatutory stock options to employees and consultants. The purposes of the 1993 nonstatutory stock option plan were to attract and retain qualified personnel, to provide additional incentives to our employees and consultants, and to promote the success of our business. Our Board of Directors adopted the 1993 nonstatutory stock option plan in December 23, 1993. The 1993 nonstatutory stock option plan provided for the issuance of options to purchase up to 500,000 shares of our common stock. As of May 31, 2005, there were outstanding options issued under the plan to acquire 151,916 shares of our common stock. The 1993 nonstatutory stock option plan terminated by its terms on December 23, 2003.

         The 1993 nonstatutory stock option plan was administered by the Stock Option Committee, consisting of Messrs. George Trahan and Thomas Mooney, each known as Directors of the company. The Stock Option Committee determined the terms of options granted under the 1993 nonstatutory stock option plan, including the number of shares subject to the award, the exercise or purchase price, the vesting and/or exercisability of the award, and any other conditions to which the award is subject. The exercise price for any options granted under the 1993 nonstatutory stock option plan may be paid in cash, in shares of our common stock valued at fair market value on the exercise date, or in any other form of legal consideration that may be acceptable to the board of directors or administrator in their discretion. The term of options granted under the 1993 nonstatutory stock option plan may not exceed 10 years following the date of grant.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The Executive Officers serve at the discretion of the Company's Board of Directors. For biographical information regarding Messrs. Trahan and Mooney, who are nominees for Director of the Company, see "Election of Directors".

KEY EMPLOYEES

         GREGORY J. SMITH, 58, joined the Company in July 1999 and served as Director, Finance and Information Systems until his promotion to Vice President, Finance and Information Systems in July 2000. Mr. Smith is responsible for corporate finance and information systems for the Company and became CFO in October 2000. Prior to this, Mr. Smith worked at Burke Industries where he was the Division Controller since July 1995. He has twenty years of financial management experience.

         HUBERT "BERT" TIMMERMAN, 66, re-joined the Company in October 2000 and served as Manager, Application Engineering until his promotion to Director, Application Engineering in May 2004. Previously Mr. Timmerman served the Company for more than 22 years in a variety of technical positions such as Sr. Project Engineer, Program Manager, and Manager, Business Development. He has more than 30 years of ordnance experience.

         FREDRIC S. SILVERMAN, 48, joined the Company in 1996 and has served as Manager, Ordnance Product Engineering before being named Director of Engineering in 1997. Mr. Silverman holds a Bachelor of Chemistry and a Masters of Chemical Engineering from the University of Maryland. Mr. Silverman has held positions with the Naval Ordnance Station as a Lead Engineer for Large-Caliber Ammunition Programs, Aerojet and Olin as a Project Team Leader and Program Manager for Medium Caliber Ammunition and other Munition Products. In addition he has been awarded the R. B. Young Award for Technical Innovation in 1993. He has also authored over a dozen technical publications and has chaired JANNAF Area Symposiums.

         ROBERT M. "MIKE" KEARNS, 56, joined the Company in 1999 and served as the Quality Director until his promotion to Director of Manufacturing in March 2001. Mr. Kearns is responsible for Mechanical, Electronic and Ordnance Assembly, Precision Manufacturing Center and the Integrated Supply Chain areas of the Company. Prior to joining the Company, Mr. Kearns worked at Philadelphia Gear Corporation since 1979. He is APICS certified in Production Planning and Capacity Management. Hi-Shear is the second company to achieve ISO 9001 certification under his leadership and guidance. Mr. Kearns has more than 20 years of proven manufacturing and supply chain management experience.

         LINDA A. NESPOLE, 43, joined the Company in 1989 and has served as Manager, Human Resources before being named Director of Human Resources and Corporate Secretary of the Company in January 1994. Ms. Nespole is responsible for corporate administration and investor relations for the Company. She holds a Bachelor of Arts degree in Communications from the University of California, Santa Barbara, and a certificate in Human Resources Management from Loyola Marymount University.


                                  ANNUAL REPORT

         The Company undertakes, on written request, and without charge, to provide each person from whom the accompanying Proxy is solicited with a copy of the Company's Annual Report on Form 10-KSB for the year ended May 31, 2005, as filed with the Securities and Exchange Commission ("Commission"), including the financial statements and notes thereto. Copies of the exhibits not included in the Form 10-KSB are also available, on written request, at the Company's cost. In addition, these documents can be downloaded from the Company's website at: www.hstc.com. Written requests should be addressed to Hi-Shear Technology Corporation, 24225 Garnier Street, Torrance, CA 90505-5355, Attention: Corporate Secretary.

                             APPOINTMENT OF AUDITORS

         The Board of Directors appointed Raimondo Pettit Group to serve as the Company's independent accountants and to conduct the audit of the Company's financial statements for the fiscal year ended May 31, 2005. Representatives from Raimondo Pettit Group will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.


FEES PAID TO INDEPENDENT AUDITORS

         Audit Fees
         ----------
         For the fiscal year ended May 31, 2005 and May 31, 2004, Raimondo Pettit Group billed the Company $70,688 and $76,285, respectively for services associated with audits of its annual financial statements in its Form 10-KSB's, and the reviews of its quarterly financial statements included in its Form 10-QSB's.

         Tax Fees
         --------
         During the fiscal years ended May 31, 2005 and 2004 the tax preparation fees billed were $3,500 and $4,280 respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The audit committee must pre-approve all non-auditing services to be provided by the engaged Audit firm, Raimondo Pettit Group.

         The audit firm may not contemporaneously during its audit provide any of the following non-audit services to the Company: o Bookkeeping or other services related to the accounting records or the financial statements of the Company.
         o        Financial information systems design and/or implementation.
         o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.
         o        Actuarial services.
         o        Internal audit outsourcing services.
         o        Management functions or human resources.
         o Broker dealer, investment advisor, or investment banking services.
         o        Legal services and expert services unrelated to the audit, or
         o any other service that the Board determines, by regulation is not permissible.

         The following enumerated services are exclusions to the audit committee pre-approved items:
         1. Tax Services that may be required in the normal course of business, other than the items listed above.
         2. Those non-audit services whose aggregate amount constitutes not more than 5 percent of the total revenues the Company paid to the auditor during the fiscal year in which the auditor provide the non-audit service.
         3. Those services that are promptly brought to the attention of the audit committee, and prior to the completion of the audit, are approved by the audit committee or an authorized member of the audit committee.
         4. The Company did not recognize the services to be non-audit services at the time of the engagement.

         Additional considerations to these prohibitions and pre-approvals:
         o The Company must disclose to investors in its periodic reports the approval by the audit committee any non-audit services to be performed by the auditors.
         o The audit committee may delegate to one or more of its members the authority to pre-approve non-audit services. The decisions to pre-approve non-audit services must be disclosed to the full committee at each of its scheduled meetings.
         o Audit partner rotation - the lead audit partner and the reviewing audit partner must rotate out of the audit process after five previous and continuous audits are performed for the Company.
         o The audit firm may not perform an audit if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Company is to become employed by the accounting firm, or was employed by the accounting firm for less than one year from the time of initiation or performance of the Company audit.
         o The audit firm must provide timely reports to the audit committee of the Company on:
                  1. All critical accounting policies and practices to be used.
                  2. All alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the accounting firm.
                  3. Other material written communications between the accounting firm and the management of the Company, such as the management letter or a schedule of unadjusted differences.

                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 2005, its officers, directors and greater than 10 percent beneficial owners complied with the filing requirements.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented by management for consideration at the meeting. If any other business properly comes before the meeting, the proxy holders intend to vote the proxies as recommended by the Board.

                              SAFE HARBOR STATEMENT

         This Proxy Statement, as it relates to Company matters, contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties including, without limitation, risks related to market acceptance of and demand for the Company's products, dependence on the uncertainty of government budgetary issues and primary government contracts, and intellectual property rights.

             PROPOSALS OF STOCKHOLDERS FOR 2006 ANNUAL MEETING

         The Company, at 24225 Garnier Street, Torrance, California, 90505-5355, must receive proposals by stockholders intended to be present at the 2006 Annual Meeting of Stockholders not later than May 26, 2006. Such proposals must set forth (i) a brief description of the business desired to be brought before the meeting; (ii) the stockholder's name and address as they appear on the Company's records; (iii) the number of shares of Common Stock beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. If a stockholder does want to submit a proposal for the 2006 annual meeting in our proxy statement under Rule 14a-8, the stockholder may submit the proposal not less than 45 days or more than 120 days prior to the anniversary of the date on which we first mailed our proxy materials for the 2005 annual meeting, unless the date of the 2006 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2005 annual meeting. The proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934, should be addressed to the Secretary of the Company. It is suggested that such proposals be submitted by Certified Mail, Return Receipt Requested.

                             SOLICITATION OF PROXIES

         The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail and also may be made by personal interview, telephone, facsimile transmission and telegram on behalf of the Company by officers and regular employees of the Company. Banks, brokerage houses, nominees and other fiduciaries may be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

                                             By Order of the Board of Directors,

                                             /s/ Linda A. Nespole

                                             Linda A. Nespole
                                             Corporate Secretary

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         HI-SHEAR TECHNOLOGY CORPORATION

                                November 17, 2005

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.                       Election of Directors: NOMINEES:
[ ] FOR ALL NOMINEES     [ ] Thomas R. Mooney
                         [ ] George W. Trahan
[ ] WITHHOLD AUTHORITY   [ ] David W. Einsel
    FOR ALL NOMINEES     [ ] Jack Bunis

[ ] FOR ALL EXCEPT
    (See instructions below)

2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

The shares represented by this proxy will be voted as directed. If no contrary Instruction is given, the shares will be voted FOR the election of directors.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
             ___________________________________________________________________

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that [ ] changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder _________________________  Date ____________________
Signature of Stockholder _________________________  Date ____________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         HI-SHEAR TECHNOLOGY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS

                           Thursday, November 17, 2005

         The undersigned hereby appoints THOMAS R. MOONEY and GEORGE W. TRAHAN, and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held on Thursday, November 17, 2005 10:00 A.M., and at any adjournment thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated on the reverse side of this proxy:

                (Continued and to be signed on the reverse side)